American Century Variable Portfolios, Inc. Prospectus and Summary Prospectus Supplement VP Mid Cap Value Fund
Supplement dated September 27, 2013 ¡ Prospectus and Summary Prospectus dated May 1, 2013

Effective November 1, 2013, the VP Mid Cap Value Fund will be closed to new investors.

The following replaces the Purchase and Sale of Fund Shares section on page 4 of the prospectus and page 3 of the summary prospectus.

The fund will be closed to new investors as of November 1, 2013. The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.

The following is inserted as the first paragraph in the Purchase and Redemption of Shares section on page 10 of the prospectus.

The fund will be closed to new investors as of November 1, 2013. The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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